================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  -------------

                                    FORM 8-K

                                  -------------



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: DECEMBER 27, 2001
              (DATE OF EARLIEST EVENT REPORTED: DECEMBER 12, 2001)


                        COMMISSION FILE NUMBER: 333-45124

                                  -------------


                             EAST COAST POWER L.L.C.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                 DELAWARE                                     52-2143667
        (State or Other Jurisdiction                       (I.R.S. Employer
       of Incorporation or Organization)                   Identification No.)

               EL PASO BUILDING
             1001 LOUISIANA STREET                              77002
                HOUSTON, TEXAS                                (Zip Code)
   (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (713) 420-2600

================================================================================

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On December 12, 2001, we distributed the Bayonne Venture and Camden Venture power purchase agreements with Public Service Electric and Gas, which had a book value of approximately $233 million, to our members, Bonneville Pacific Corporation and Mesquite Investors, L.L.C. This distribution was done in connection with a power contract restructuring which was contemplated and reported in our Form S/4A, and is in accordance with the terms of our indenture. This current report on Form 8-K is being filed to reflect the significant distribution of these assets, as well as other transactions occurring as part of this restructuring process.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

b.   Pro forma financial statements

         We are providing the accompanying unaudited pro forma condensed combined financial statements to reflect the following transactions as if we had completed them as of January 1, 2000:

         o Our acquisition of the remaining ownership interests in Camden Venture for approximately $71 million and our acquisition of the remaining 7.875 percent of Bayonne Venture for approximately
            $25 million which resulted in the consolidation of Bayonne Venture in our financial statements;

         o The redemption of approximately $176 million of our outstanding senior secured notes; and

         o Our equity distribution of the power purchase agreements with Public Service Electric and Gas to our members. Had the actual distribution of our power purchase agreements occurred on January 1, 2000, our Camden facility would have operated under merchant conditions, or, in other words, the power sold and the operations of the plant would have been determined based on factors existing in the wholesale electric markets. As a result, the historical operating revenues and operating expenses would have been different, possibly materially, than those revenues and operating expenses reported in these historical financial statements. We have given effect to the electric revenue under wholesale market conditions in the pro forma financial statements for the Camden facility based on the twelve and nine month averages of month-end market prices for the periods ended December 31, 2000 and September 30, 2001. An affiliate of ours negotiated to purchase, at a fixed-price, the 24.2 percent of the Bayonne facility electrical output previously sold under the Public Service Electric and Gas power purchase agreement. The pro forma financial statements reflect the fixed-price contract as if it had been negotiated on January 1, 2000.

         The following unaudited pro forma condensed combined financial statements as of, and for the nine months ended September 30, 2001, and for the year ended December 31, 2000, have been prepared based on our historical consolidated balance sheet and our historical consolidated statements of income. The Unaudited Pro Forma Condensed Combined Statements of Income give effect to the transactions identified below as if they had occurred on January 1, 2000. The Unaudited Pro Forma Condensed Combined Balance Sheet gives effect to the transactions as if they had occurred on September 30, 2001.

         The unaudited pro forma condensed combined financial statements are not necessarily indicative of our consolidated financial position or results of operations that might have occurred had the transactions been completed at the beginning of the earliest period presented, nor do they necessarily indicate our consolidated operating results and financial position for any future period.

         The pro forma adjustments to electric revenues do not reflect the volumetric differences that would have occurred under wholesale market conditions and therefore would not be indicative of anticipated revenues or expenses following the distribution of the power purchase agreements.

         The accompanying Notes to the Unaudited Pro Forma Condensed Combined Financial Statements explain the assumptions used in preparing the financial information.

         The losses we incurred on the transfer of the Bayonne Venture and Camden Venture power purchase agreements are reflected on the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2001. We did not give effect to these losses in the Unaudited Condensed Combined Statements of income for the nine months ended September 30, 2001, and the year ended December 31, 2000, since these are non-recurring items.

                             EAST COAST POWER L.L.C.
              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2001
                                  (In millions)

                          ASSETS
                                                 EAST COAST    CAMDEN
                                                POWER L.L.C.   VENTURE        PRO FORMA    COMBINED
                                                 HISTORICAL   HISTORICAL     ADJUSTMENTS   PRO FORMA
                                                 ----------   ----------     -----------   ---------
Current assets
        Cash and cash equivalents .............   $    21.4    $    12.3    $    69.4 (a) $    33.7
                                                                                (69.4)(a)
                                                                                 79.7 (b)
                                                                                (79.7)(b)
                                                                                 71.6 (c)
                                                                                (71.6)(c)
                                                                                176.3 (e)
                                                                               (176.3)(e)
                                                                                397.0 (g)
                                                                               (397.0)(g)
        Restricted cash .......................        14.7                                    14.7
        Accounts receivable, net ..............        19.4          7.9                       27.3
        Inventory .............................         7.6          4.9                       12.5
        Other current assets ..................         0.6          0.6                        1.2
                                                  ---------    ---------    ---------     ---------
             Total current assets .............        63.7         25.7           --          89.4
                                                  ---------    ---------    ---------     ---------

Investments in affiliates
        Cogen Technologies Linden Venture, L.P.       760.9                                   760.9
        Camden Cogen, L.P. ....................       170.4                      71.6 (c)        --
                                                                               (242.0)(d)

                                                  ---------    ---------    ---------     ---------
             Total investments in affiliates ..       931.3           --       (170.4)        760.9
                                                  ---------    ---------    ---------     ---------

Property, plant and equipment, net.............       162.9         93.3        (69.7)(h)     186.5

Other assets
        Intangible assets, net ................       163.9                     194.6 (d)     121.5
                                                                               (237.0)(f)
        Other .................................        11.8                      (2.5)(e)       9.3
                                                  ---------    ---------    ---------     ---------
                                                      175.7           --        (44.9)        130.8
                                                  ---------    ---------    ---------     ---------
             Total assets .....................   $ 1,333.6    $   119.0    $  (285.0)    $ 1,167.6
                                                  =========    =========    =========     =========

        LIABILITIES AND MEMBERS' EQUITY

Current liabilities
        Accounts payable ......................   $     5.5     $    3.4    $               $   8.9
        Accounts payable, affiliate ...........        15.0           --                       15.0
        Current maturities of long-term debt ..        55.7          7.9         (4.7)(a)      51.0
                                                                                 (7.9)(b)
        Accrued liabilities ...................         3.4          0.9                        4.3
        Interest payable ......................         4.6          0.9         (1.5)(a)       3.1
                                                                                 (0.9)(b)
        Affiliate note payable.................                                  69.4 (a)        --
                                                                                 79.7 (b)
                                                                                 71.6 (c)
                                                                                176.3 (e)
                                                                               (397.0)(g)
                                                  ---------    ---------    ---------     ---------
             Total current liabilities .......         84.2         13.1        (15.0)         82.3
                                                  ---------    ---------    ---------     ---------

Long-term debt, less current maturities .......     1,156.6         58.5        (51.6)(a)     928.7
                                                                                (58.5)(b)
                                                                               (176.3)(e)

Commitment and contingencies

Members equity

        Members' equity .......................        95.6         47.4        (11.6)(a)     156.6
                                                                                (12.4)(b)
                                                                                (47.4)(d)
                                                                                 (2.5)(e)
                                                                               (237.0)(f)
                                                                                397.0 (g)
                                                                                (69.7)(h)
                                                                                 (2.8)(b)
        Accumulated other comprehensive
               income .........................        (2.8)                      2.8 (b)        --
                                                  ---------    ---------    ---------     ---------
             Total members' equity ............        92.8         47.4         16.4         156.6
                                                  ---------    ---------    ---------     ---------
             Total liabilities and members'
               equity .........................   $ 1,333.6    $   119.0    $  (285.0)    $ 1,167.6
                                                  =========    =========    =========     =========

                             See accompanying notes.

                            EAST COAST POWER L.L.C.
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001
                                 (In millions)

                                                                BAYONNE
                                                                VENTURE
                                                               HISTORICAL
                                                               JANUARY 1,
                                                 EAST COAST     2001 TO        CAMDEN
                                                POWER L.L.C.    MARCH 12,     VENTURE      PRO FORMA       COMBINED
                                                 HISTORICAL       2001       HISTORICAL   ADJUSTMENTS     PRO FORMA
                                                 ----------   -----------    ----------   -----------     ----------
 Operating revenues
       Electricity ...........................   $     66.8    $     25.6     $     87.1   $    (55.6)(l) $    111.1
                                                                                                (12.8)(m)
       Steam .................................          3.1           3.2            0.1                         6.4
                                                 ----------    ----------     ----------   ----------     ----------
                                                       69.9          28.8           87.2        (68.4)         117.5
                                                 ----------    ----------     ----------   ----------     ----------

Operating expenses
       Fuel ..................................         33.0          21.4           50.0                       104.4
       Operation and maintenance .............          7.5           4.4            3.9                        15.8
       Depreciation and amortization .........         14.8           0.7            2.9          0.3 (k)       17.4
                                                                                                 (1.1)(h)
                                                                                                 (0.2)(h)
       General and administrative ............          5.6           0.3            1.3           --            7.2
                                                 ----------    ----------     ----------   ----------     ----------
                                                       60.9          26.8           58.1         (1.0)         144.8
                                                 ----------    ----------     ----------   ----------     ----------
Operating income (loss) ......................          9.0           2.0           29.1        (67.4)         (27.3)
                                                 ----------    ----------     ----------   ----------     ----------
Other (income) expense
      (Earnings) loss from unconsolidated
          affiliates .........................        (77.8)           --             --         (3.6)(i)      (71.6)
                                                                                                  9.8 (j)
       Interest and other income .............         (2.5)         (0.3)          (0.3)                       (3.1)
       Interest expense, net .................         65.6           1.5            4.4         (1.5)(a)       55.9
                                                                                                 (0.2)(e)
                                                                                                 (9.5)(e)
                                                                                                 (4.4)(b)
                                                  ----------    ---------      ---------    ----------     ----------
                                                      (14.7)          1.2            4.1         (9.4)         (18.8)
                                                  ----------    ---------      ---------    ----------     ----------

Net income (loss) ............................    $    23.7     $     0.8      $    25.0    $    (58.0)    $    (8.5)
                                                  =========     =========      =========    ==========     =========

                            See accompanying notes.

                             EAST COAST POWER L.L.C.
           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                 (In millions)

                                                  EAST COAST     BAYONNE        CAMDEN
                                                 POWER L.L.C.    VENTURE       VENTURE       PRO FORMA        COMBINED
                                                  HISTORICAL    HISTORICAL    HISTORICAL    ADJUSTMENTS       PRO FORMA
                                                 ------------   ----------    ----------    -----------       ---------
Operating revenues
        Electricity............................  $        --    $    106.3    $     94.7    $      (63.2)(l)  $    123.5
                                                                                                   (14.3)(m)
        Steam..................................           --           6.5            --                             6.5
                                                  ----------    ----------    ----------    ------------      ----------
                                                          --         112.8          94.7           (77.5)          130.0
                                                  ----------    ----------    ----------    ------------      ----------
Operating expenses
        Fuel..................................                        64.6          52.8                           117.4
        Operation and maintenance.............                        11.9           6.0                            17.9
        Depreciation and amortization.........                         2.9           3.8            17.7 (k)        22.8
                                                                                                    (0.2)(h)
                                                                                                    (1.4)(h)
        General and administrative............           9.5           1.4           1.6                            12.5
                                                  ----------    ----------    ----------    ------------      ----------
                                                         9.5          80.8          64.2            16.1           170.6
                                                  ----------    ----------    ----------    ------------      ----------
Operating income (loss).......................          (9.5)         32.0          30.5           (93.6)          (40.6)
                                                  ----------    ----------    ----------    ------------      ----------

Other (income) expense
        (Earnings) loss from unconsolidated
         affiliates...........................         (65.7)           --            --             1.4 (i)       (59.3)
                                                                                                     5.0 (j)
        Interest and other income.............          (1.8)         (0.3)         (0.5)                           (2.6)
        Interest expense, net.................          91.3           6.8           6.4            (6.8)(a)        78.4
                                                                                                    (6.4)(b)
                                                                                                    (0.3)(e)
                                                                                                   (12.6)(e)
                                                  ----------    ----------    ----------    ------------      ----------
                                                        23.8           6.5           5.9           (19.7)           16.5
                                                  ----------    ----------    ----------    ------------      ----------
Net income (loss)............................     $    (33.3)   $     25.5    $     24.6    $      (73.9)     $    (57.1)
                                                  ==========    ==========    ==========    ============      ==========

                            See accompanying notes.

                            EAST COAST POWER L.L.C.
                   NOTES TO THE UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL STATEMENTS


(a) To record (i) the payments of the principal, accrued interest and penalties associated with the prepayment of the Bayonne Venture term loan funded by a loan from an affiliate and (ii) the reduction of the historical interest expense for the nine months ended September 30, 2001, and for the year ended December 31, 2000, based on the Bayonne Venture term loan's interest rate at September 30, 2001, which was approximately 10.85%.

(b) To record (i) the payments of the principal, accrued interest and penalties associated with the prepayment of the Camden Venture term loan funded by a loan from an affiliate, (ii) the realization of the loss on the interest rate swap and (iii) the reduction of the historical interest expense for the nine months ended September 30, 2001, and for the year ended December 31, 2000, based on the Camden Venture term loan's interest rate at September 30, 2001, which was approximately 8.5%.

(c) To record the borrowings from an affiliate to fund the acquisition of the additional ownership interest in Camden Venture.

(d) To record the eliminating and consolidating entries related to our investment in Camden Venture, as follows:

                                                            (In millions)
Our investment in Camden Venture at September 30, 2001        $   170.4
Cash portion of the acquisition of the additional
  Camden Venture interest                                          71.6
                                                              ---------
Our total investment balance in Camden Venture
  eliminated as a result of this acquisition                      242.0
Elimination of Camden Venture's equity balance                    (47.4)
                                                              ---------

Excess purchase price assigned to the Camden Venture
  power purchase agreement in intangible assets               $   194.6
                                                              =========

(e) To record (i) the redemption of approximately $176 million of the outstanding senior secured notes funded by a loan from an affiliate,
     (ii) the write-off of debt issuance costs associated with the portion of the senior secured notes redeemed, and (iii) the reduction of the historical interest expense for the nine months ended September 30, 2001, and for the year ended December 31, 2000, based on the senior secured notes' interest rate at September 30, 2001, which was approximately 7.15%.

(f) To record the distribution of the Bayonne Venture and Camden Venture power purchase agreements to our members.

(g) To record the repayment of the note payable from affiliate from contributions received from our members.

(h) To record the impairment charge and the reduction in depreciation expense associated with the plant assets of Bayonne Venture and Camden Venture, as a result of distributing the power purchase agreements to our members.

(i)  To record the elimination of our equity earnings in Bayonne Venture.

(j)  To record the elimination of our equity earnings in Camden Venture.

(k) To record the amortization associated with the excess costs assigned to the remaining Bayonne Venture power purchase agreement with Jersey Central Power and Light.

(l) To record the reduction in Camden facility electric revenue for merchant conditions based on averages of the applicable month-end wholesale electric market prices and historical generated electricity volumes for the nine months ended September 30, 2001 and for the year ended December 31, 2000.

(m) To record the reduction in electric revenue for 24.2 percent of the Bayonne facility based on the contractual price between the Bayonne facility and an affiliate and historical generated electricity volumes for the nine months ended September 30, 2001 and for the year ended December 31, 2000, as if the fixed-price contract had been entered into on January 1, 2000.

 c.   Exhibits

          None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          EAST COAST POWER L.L.C.




Date:  December 27, 2001                        /s/ JOHN L. HARRISON
                                          -------------------------------------
                                                      John L. Harrison
                                                   Vice President, Senior
                                                      Managing Director
                                                (Principal Financial Officer)


Date:  December 27, 2001                       /s/ CECILIA T. HEILMANN
                                          -------------------------------------
                                                     Cecilia T. Heilmann
                                                  Vice President, Managing
                                                   Director and Controller
                                               (Principal Accounting Officer)



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